                            INDEMNIFICATION AGREEMENT

                  INDEMNIFICATION AGREEMENT, dated as of June 10, 1998 (the "Agreement"), by and among U.S. Office Products Company, a Delaware corporation (the "Company"), CDR-PC Acquisition, L.L.C., a Delaware limited liability company ("CDR-PC"), Clayton, Dubilier & Rice Fund V Limited Partnership, a Cayman Islands exempted limited partnership (together with any other investment vehicle managed by CD&R, the "CD&R Fund"), and Clayton, Dubilier & Rice, Inc., a Delaware corporation ("CD&R"). Capitalized terms used herein and not otherwise defined have the meanings set forth in Section 1 of this Agreement.

                  WHEREAS, the sole member of CDR-PC is the CD&R Fund, and the CD&R Fund is managed by CD&R, and the general partner of the CD&R Fund is CD&R Associates V Limited Partnership, a Cayman Islands exempted limited partnership (together with any general partner of any other investment vehicle managed by CD&R, "CD&R Associates"), and the general partners of CD&R Associates are CD&R Investment Associates II, Inc., a Cayman Islands exempted company, CD&R Cayman Investment Associates, Inc., a Cayman Islands exempted company, and CD&R Investment Associates, Inc., a Delaware corporation (the general partners of CD&R Associates (including any Person that may become a general partner thereof in the future) are collectively referred to herein as "Associates Inc.");

                  WHEREAS, the Company and CDR-PC have entered into an Investment Agreement, dated as of January 12, 1998 (as amended by Amendment No. 1 thereto dated as of February 3, 1998, the "Investment Agreement"), providing for the issuance and sale by the Company to CDR-PC of shares of Common Stock, Special Warrants and Warrants, subject to the terms and conditions set forth therein (the "Investment");

                  WHEREAS, this Agreement is being entered into pursuant to
Section 9.03(h) of the Investment Agreement;

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Company is entering into a Consulting Agreement, dated as of the date hereof, by and between the Company and CD&R (the "Consulting Agreement");

                  WHEREAS, in connection with the solicitation by the Company of proxies of its stockholders to vote in favor of the Investment and a one-for-four reverse stock split (the "Reverse Stock Split"), the Company prepared and filed with the Securities and Exchange Commission (the "Commission") a proxy statement on Schedule 14A, dated April 30, 1998 (as the same may be amended from time to time, the "Proxy Statement");

                  WHEREAS, in connection with the offer (the "Tender Offer") by the Company to purchase 37,037,037 shares of its Common Stock, including shares issuable upon exercise of options to purchase Common Stock, at $27.00 per share (or in the case of shares underlying stock options, $27.00 minus the exercise price per share of such options), the Company prepared and filed with the Commission a Tender Offer Statement on Schedule 13E-4, dated May 4, 1998 (as the same may be amended from time to time, the "Equity 13E-4"), and CDR-PC and the CD&R Fund prepared and filed with the Commission a Tender Offer Statement on Schedule 14D-1, dated May 4, 1998 (as the same may be amended from time to time, the "14D-1");

                  WHEREAS, in connection with the distribution (the "Distributions") by the Company to its stockholders of all of the common stock of its wholly owned subsidiaries that hold substantially all of the businesses and assets of, and are responsible for substantially all of the liabilities associated with, the Company's technology solutions (Aztec Technology Partners, Inc.), print management (Workflow Management, Inc.), educational supplies (School Specialty, Inc.) and corporate travel services (Navigant International, Inc.) businesses (the "Spin-Off Companies"), the Company prepared and filed with the Commission a Registration Statement on Form S-1 for each of the Spin- Off Companies, each dated February 19, 1998 (as the same may be amended from time to time, the "Distribution S-1s");

                  WHEREAS, in connection with the issuance (the "Spin-Off Company Primary Offerings") by each of the Spin-Off Companies of additional shares of their common stock at approximately the same time as the Distributions, the Company prepared and filed with the Commission a Registration Statement on Form S-1 for each of the Spin-Off Companies, each dated March 6, 1998 (as the same may be amended from time to time, the "IPO S-1s");

                  WHEREAS, in connection with the offer (the "2001 Note Exchange Offer") by the Company to exchange shares of its Common Stock for its 5 1/2% Convertible Subordinated Notes due 2001, the Company prepared and filed with the Commission a Registration Statement on Form S-4, dated April 17, 1998 (as the same may be amended from time to time, the "S-4"), and a Tender Offer Statement on Schedule 13E-4, dated May 1, 1998 (as the same may be amended from time to time, the "2001 Debt 13E-4");

                  WHEREAS, in connection with the offer (the "2003 Note Tender") by the Company to purchase its 5 1/2% Convertible Subordinated Notes due 2003, the Company prepared and filed with the Commission a Tender Offer Statement on
Schedule 13E-4, dated May 5, 1998 (as the same may be amended from time to time, the "2003 Debt 13E- 4");

                  WHEREAS, in order to finance the Tender Offer, the 2003 Note Tender and the other transactions contemplated by the Investment Agreement, refinance existing debt and provide liquidity for ongoing business needs, the Company (a) entered into a Credit Agreement, dated as of June 9, 1998, among the Company, The Chase Manhattan Bank as Administrative Agent, Bankers Trust Company as Syndication Agent, Merrill Lynch Capital Corporation as Documentation Agent, Chase Securities, Inc., and the other lenders named therein, providing for borrowing of up to a maximum principal amount of $1.225 billion (the "Senior Secured Credit Facilities"); and (b) offered and sold (the "Senior Subordinated Note Offering"), in an offering to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), $400,000,000 aggregate principal of 9.75% Senior Subordinated Notes due 2008 (the "Senior Subordinated Notes");

                  WHEREAS, CD&R has performed financial, management advisory and other services for the Company, including but not limited to providing assistance in connection with (i) the preparation, negotiation, execution and delivery of the Distribution Agreement, dated as of June 9, 1998, between the Company, Workflow Management, Inc., School Specialty, Inc., Aztec Technology Partners, Inc. and Navigant International, Inc., and other agreements, instruments and documents relating to the Restructuring Transactions or any transactions contemplated thereby, (ii) the preparation, filing and circulation of the Proxy Statement, Equity 13E-4, 2001 Debt 13E-4, 2003 Debt 13E-4, S-4, Distribution S-1s, and related materials to the stockholders of the Company,
(iii) the retention of various financial and other advisors and consultants in connection with the Investment, Restructuring Transactions and Securities Offerings, (iv) the preparation, negotiation, execution and delivery of the commitment, fee and engagement letters, registration rights and purchase agreements, credit agreements, indentures and indenture supplements, guarantees, mortgages, pledge agreements and other security agreements, subscription, registration rights agreements, exchange agent agreements, and other agreements, instruments and documents, relating to the Senior Secured Credit Facilities, the Senior Subordinated Note Offering, or otherwise relating to the Financing or the other Restructuring Transactions, (v) the preparation and circulation of information and offering memoranda and other materials in connection with the Senior Secured Credit Facilities and the Senior Subordinated Note Offering and
(vi) the structuring, implementation and consummation of the foregoing transactions;

                  WHEREAS, it is contemplated that the Company will offer (the "Senior Subordinated Note Exchange Offer") to exchange the Senior Subordinated Notes for substantially identical notes to be registered on Form S-4;

                  WHEREAS, the Company or one or more of its Subsidiaries from time to time in the future (a) may offer and sell or cause to be offered and sold equity or debt securities (such offerings, together with the Senior Subordinated Note Exchange Offer, being collectively referred to as the "Subsequent Offerings"), including without limitation

(i) offerings of shares of common stock of the Company, and/or options to purchase such shares, to employees, directors, managers and consultants of and to the Company or any Subsidiary (a "Management Offering"), and (ii) one or more offerings of debt securities for the purpose of refinancing any indebtedness of the Company or any Subsidiary or for other corporate purposes, and (b) may repurchase, redeem or otherwise acquire certain securities (and options in respect thereof) of the Company or one or more of its Subsidiaries (any such repurchase or redemption being referred to herein as a "Redemption");

                  WHEREAS, after giving effect to the Distributions and the Tender Offer, CDR-PC will be the largest stockholder of the Company; and

                  WHEREAS, the parties hereto recognize the possibility that claims might be made against and liabilities incurred by CD&R, CDR-PC, the CD&R Fund, CD&R Associates, Associates Inc. or related persons or affiliates under applicable securities laws or otherwise in connection with the Restructuring Transactions or the Securities Offerings, or relating to other actions or omissions of or by the Company or its Sub sidiaries, or relating to the provision by CD&R of management consulting, monitoring and financial advisory services to the Company or its Subsidiaries, and the parties hereto accordingly wish to provide for CD&R, CDR-PC, the CD&R Fund, CD&R Associates, Associates Inc. and related persons and affiliates to be indemnified in respect of any such claims and liabilities;

                  NOW, THEREFORE, in consideration of the foregoing premises, and the mutual agreements and covenants and provisions herein set forth, the parties hereto hereby agree as follows:

                  1.       Definitions.

                  (a) "Claim" means with respect to any Indemnitee, any claim against such Indemnitee involving any Obligation with respect to which such Indemnitee may be entitled to be defended and indemnified by the Company under this Agreement.

                  (b) "Common Stock" means the common stock, par value $.001 per share, of the Company.

                  (c) "Financing" means the financing provided for by the Senior Secured Credit Facilities and the Senior Subordinated Notes.

                  (d) "Indemnitee" means each of CD&R, CDR-PC, the CD&R Fund, CD&R Associates, Associates Inc., their respective successors and assigns, and each of their respective directors, officers, partners, employees, agents, advisors, representatives, holders of voting securities and controlling persons (within the meaning of the Securities Act) and their respective successors and assigns, and any Person (other than the Company and its Subsidiaries) that controls, is controlled by, or is under common control with, CD&R, and the directors, officers, partners, employees, agents, advisors, representatives, holders of voting securities and controlling persons (within the meaning of the Securities
Act) of such Person and their respective successors and assigns.

                  (e) "Person" means any individual, partnership, joint venture, corporation, limited liability company, trust, or unincorporated organization.

                  (f) "Obligations" means, collectively, any and all claims, obligations, liabilities, causes of actions, actions, suits, proceedings, investigations, judgments, decrees, losses, damages, fees, costs and expenses (including without limitation interest, penalties and fees and disbursements of attorneys, accountants, investment bankers and other professional advisors), in each case whether incurred, arising or existing with respect to third parties at any time or from time to time.

                  (g) "Related Document" means any agreement, certificate, instrument or other document to which the Company or any Subsidiary may be a party or by which it or any of its properties or assets may be bound or affected from time to time relating in any way to the Restructuring Transactions or any Securities Offering or any of the transactions contemplated thereby, including without limitation, in each case as the same may be amended, modified, waived or supplemented from time to time, (A) any registration statement, including the S-4, the Distribution S-1s and the IPO S-1s, filed by or on behalf of the Company or any Subsidiary with the Commission in connection with the Restructuring Transactions or any Securities Offering, including all exhibits, financial statements and schedules appended thereto, and any submissions to the Commission in connection therewith, (B) any prospectus, preliminary or otherwise, included in such registration statements or otherwise filed by or on behalf of the Company or any Sub sidiary in connection with the Restructuring Transactions or any Securities Offering or used to offer or confirm sales of their respective securities in any Securities Offering, (C) any private placement or offering memorandum or circular, or other information or materials distributed by or on behalf of the Company or any Subsidiary or any placement agent or underwriter in connection with the Restructuring Transactions or any Securities Offering, (D) any federal, state or foreign securities law or other governmental or regulatory filings or applications made in connection with any Securities Offering, the Restructuring Transactions, or any of the transactions contemplated thereby, (E) any deal-manager, underwriting, subscription, purchase, stockholders, option or registration rights agreement or plan entered into or adopted by the Company or any Subsidiary in connection with the Restructuring Transactions or any Securities Offering, (F) any quarterly, annual or current reports filed by the Company or any Subsidiary with the Commission or any prospectus, proxy statement or transaction statements, including the Proxy Statement, the Equity 13E-4, the 2001 Debt 13E-4, the 2003 Debt 13E-4 and the 14D-1, filed by or on behalf of the Company, any Subsidiary or any Indemnitee with the Commission in connection with the Restructuring Transactions or any transaction contemplated thereby, including all exhibits, financial statements and schedules appended thereto, and any submission to the Commission in connection therewith.

                  (h) "Restructuring Transactions" means the Investment, the Tender Offer, the Distributions, the other transactions contemplated by the Investment Agreement, the Spin-Off Company Primary Offerings, the Reverse Stock Split, the 2001 Note Exchange Offer, the 2003 Note Tender, the Financing and the Senior Subordinated Note Offering.

                  (i) "Securities Offerings" means the 2001 Note Exchange Offer, the Spin-Off Company Primary Offerings, the Senior Subordinated Note Offering, the Senior Subordinated Note Exchange Offer, any Redemption, any Management Offering and any other Subsequent Offering.

                  (j) "Special Warrants" means rights to receive additional shares of Common Stock equal to 24.9% (after giving effect to issuance of such additional shares upon exercise of the Special Warrants) of (a) the additional shares that are issuable upon conversion of any 2001 Notes that remain outstanding on the date hereof and (b) shares of Common Stock issued pursuant to
(i) the Amendment to Stock Purchase Agreement, dated as of June 20, 1996, by and between the Company and Eric Watson, as the same may be amended from time to time, or (ii) any security, option, warrant, call, subscription, right, contract, commitment, arrangement or understanding in existence on January 12, 1998 or June 10, 1998 but not disclosed on the Revised Option Schedule, dated June 10, 1998 and delivered to CDR-PC on such date, listing options, warrants, convertible securities and other rights relating to capital stock of the Company.

                  (k) "Subsidiary" means each corporation or other person or entity in which the Company owns or controls, directly or indirectly, capital stock or other equity interests representing at least 25% of the outstanding voting stock or other equity interests.

                  (l) "Warrants" means rights to purchase one share of Common Stock for (i) each share of Common Stock purchased by CDR-PC under the Investment Agreement and (ii) each share of Common Stock into which the Special Warrants become exercisable.

                  2.  Indemnification.

                 (a) The Company agrees to indemnify, defend and hold harmless each Indemnitee:

               (i) from and against any and all Obligations in any way resulting from, arising out of or in connection with, based upon or relating to
          (A) the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any other applicable securities or other laws, in connection with any Restructuring Transaction, any Securities Offering, any Related Document or any of the transactions contemplated thereby, (B) any other action or failure to act of the Company or any Subsidiary or any of their predecessors, whether such action or failure has occurred or is yet to occur or (C) except to the extent that any such Obligation is found in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or wilful or intentional misconduct of any of the Indemnitees, the performance by CD&R of management consulting, monitoring, financial advisory or other services for the Company or any Subsidiary (whether performed prior to the date hereof, hereafter, pursuant to the Consulting Agreement or otherwise); and

               (ii) to the fullest extent permitted by applicable law, from and against any and all Obligations in any way resulting from, arising out of or in connection with, based upon or relating to (A) the fact that such Indemnitee is or was a director or an officer of the Company or any Subsidiary, as the case may be, or is or was serving at the request of such corporation as a director, officer, employee or agent of or advisor or consultant to another corporation, partnership, joint venture, trust or other enterprise or (B) any breach or alleged breach by such Indemnitee of his or her fiduciary duty as a director or an officer of the Company or any Subsidiary, as the case may be;

         in each case including but not limited to any and all reasonable fees, costs and expenses (including without limitation reasonable fees and disbursements of attorneys) incurred by or on behalf of any Indemnitee in asserting, exercising or enforcing any of its rights, powers, privileges or remedies in respect of this Agreement or the Consulting Agreement.

                  (b) Without in any way limiting the foregoing Section 2(a), the Company agrees to indemnify, defend and hold harmless each Indemnitee from and against any and all Obligations resulting from, arising out of or in connection with, based upon or relating to liabilities under the Securities Act, the Exchange Act or any other applicable securities or other laws, rules or regulations in connection with (i) the inaccuracy or breach of or default under any representation, warranty, covenant or agreement in any Related Document, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Related Document or (iii) any omission or alleged omission to state in any Related Document a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (c) Notwithstanding the foregoing provisions of this Section 2, the Company shall not be obligated to indemnify any Indemnitee from and against any such Obligation to the extent that such Obligation arises out of or is based upon an untrue statement or omission made in a Related Document in reliance upon and in conformity with written information furnished by any of the Indemnitees to the Company expressly for use in the preparation of such Related Document.

                  3.  Contribution.

                  (a) Except to the extent that Section 3(b) is applicable, if for any reason the indemnity provided for in Section 2(a) is unavailable or is insufficient to hold harmless any Indemnitee from any of the Obligations covered by such indemnity, then the Company shall contribute to the amount paid or payable by such Indemnitee as a result of such Obligation in such proportion as is appropriate to reflect (i) the relative fault of the Company and the Subsidiaries, on the one hand, and the Indemnitees, on the other, in connection with the state of facts giving rise to such Obligation, (ii) if such Obligation results from, arises out of, is based upon or relates to the Restructuring Transactions or any Securities Offering, the relative benefits received by the Company and the Subsidiaries, on the one hand, and the Indemnitees, on the other, from such Restructuring Transaction or Securities Offering and (iii) if required by applicable law, any other relevant equitable considerations.

                  (b) If for any reason the indemnity specifically provided for in Section 2(b) is unavailable or is insufficient to hold harmless any Indemnitee from any of the Ob ligations covered by such indemnity, then the Company shall contribute to the amount paid or payable by the Indemnitees as a result of such Obligation in such proportion as is appropriate to reflect (i) the relative fault of the Company and the Subsidiaries, on the one hand, and the

Indemnitees, on the other, in connection with the information contained in or omitted from any Related Document, which inclusion or omission resulted in the inaccuracy or breach of or default under any representation, warranty, covenant or agreement therein, or which information is or is alleged to be untrue, required to be stated therein or necessary to make the statements therein not misleading, (ii) the relative benefits received by the Company and the Subsidiaries, on the one hand, and the Indemnitees, on the other, from such Restructuring Transaction or Securities Offering and (iii) if required by applicable law, any other relevant equitable considerations.

                  (c) For purposes of Section 3(a), the relative fault of the Company and the Subsidiaries, on the one hand, and of the Indemnitees, on the other, shall be determined by reference to, among other things, their respective relative intent, knowledge, access to information and opportunity to correct the state of facts giving rise to such Obligation. For purposes of Section 3(b), the relative fault of the Company and the Subsidiaries on the one hand, and of the Indemnitees, on the other, shall be deter mined by reference to, among other things, (i) whether the included or omitted information relates to information supplied by the Company or the Subsidiaries on the one hand, or by the Indemnitees, on the other, and (ii) their respective relative intent, knowledge, access to information and opportunity to correct such inaccuracy, breach, default, untrue or alleged untrue statement, or omission or alleged omission. For purposes of Section 3(a) or 3(b), the relative benefits received by the Company and the Subsidiaries, on the one hand, and the Indemnitees, on the other, shall be determined by weighing the direct monetary proceeds to the Company and the Subsidiaries, on the one hand, and the Indemnitees, on the other, from such Securities Offering.

                  (d) The parties hereto acknowledge and agree that it would not be just and equitable if contributions pursuant to Section 3(a) or 3(b) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in such respective Section. The Company shall not be liable under Section 3(a) or 3(b), as applicable, for contribution to the amount paid or payable by any Indemnitee except to the extent and under such circumstances as the Company would have been liable to indemnify, defend and hold harmless such Indemnitee under the corresponding Section 2(a) or 2(b) (in either case as interpreted by Section 2(c)), as applicable, if such indemnity were enforceable under applicable law. No Indemnitee shall be entitled to contribution from the Company with respect to any Obligation covered by the indemnity specifically provided for in Section 2(b) in the event that such Indemnitee is finally determined to be guilty of fraudulent misrepresen tation (within the meaning of Section 11(f) of the Securities Act) in connection with such Obligation and the Company is not guilty of such fraudulent misrepresentation.

                  4.  Indemnification Procedures.

                  (a) Whenever any Indemnitee shall have actual knowledge of the reasonable likelihood of the assertion of a Claim, CD&R (acting on its own behalf or, if requested by any such Indemnitee other than itself, on behalf of such Indemnitee) or such Indemnitee shall notify the Company in writing of the Claim (the "Notice of Claim") with reasonable promptness after such Indemnitee has such knowledge relating to such Claim and has notified CD&R thereof. The Notice of Claim shall specify all material facts known to CD&R (or if given by such Indemnitee, such Indemnitee) that may give rise to such Claim and the monetary amount or an estimate of the monetary amount of the Obligation involved if CD&R (or if given by such Indemnitee, such Indemnitee) has knowledge of such amount or a reasonable basis for making such an estimate. The failure of CD&R to give such Notice of Claim shall not relieve the Company of its indemnification obligations under this Agreement except to the extent that such omission results in a failure of actual notice to the Company and it is materially injured as a result of the failure to give such Notice of Claim. The Company shall, at its expense, undertake the defense of such Claim with attorneys of its own choosing reasonably satisfactory to CD&R. CD&R may participate in such defense with counsel of CD&R's choosing at its own expense. In the event that the Company does not undertake the defense of the Claim within a reasonable time after CD&R has given the Notice of Claim, or in the event that CD&R shall in good faith determine that, in the defense of any claim, the interests of the Company may be in conflict with those of any Indemnitee, CD&R may, at the expense of the Company and after giving notice to the Company of such action, (i) undertake the defense of the Claim and (ii) with the consent of the Company (which shall not be unreasonably withheld or delayed), compromise or settle the Claim, all for the account of and at the risk of the Company. In the defense of any Claim, (x) the Company shall act diligently and in good faith and (y) the Company shall not (where it is in control of such Claim), except with the consent of CD&R, and CD&R shall not (where it is in control of such Claim), except with the consent of the Company, consent to entry of any judgment or enter into any settlement that includes any injunctive or other non-monetary relief, or that does not include as an unconditional term thereof the giving by the person or persons asserting such Claim to such Indemnitee of a release from all liability with respect to such Claim. In each case, CD&R and each Indemnitee seeking indemnification hereunder will cooperate with the Company, so long as the Company is conducting the defense of the Claim, in the preparation for and the prosecution of the defense of such Claim, including making available evidence within the control of CD&R or such Indemnitee, as the case may be, and persons needed as witnesses who are employed by CD&R or such Indemnitee, as the case may be, in each case as reasonably needed for such defense and at cost, which cost, to the extent reasonably incurred, shall be paid by the Company.

                  (b) The Company hereby agrees to advance reasonable costs and expenses, including attorney's fees, incurred by CD&R (acting on its own behalf or, if requested by any such Indemnitee other than itself, on behalf of such Indemnitee) in defending any Claim in advance of the final disposition of such Claim upon receipt of an undertaking by or on behalf of CD&R to repay amounts so advanced if it shall ultimately be determined that CD&R or such Indemnitee is not entitled to be indemnified by the Company as authorized by this Agreement.

                  (c) CD&R shall notify the Company in writing of the amount of any Claim actually paid by CD&R (the "Notice of Payment") in accordance with this Agreement. The amount of any Claim actually paid by CD&R shall bear simple interest at the rate equal to Chase Manhattan Bank's prime rate as of the date of such payment plus 2% per annum, from the date the Company receives the Notice of Payment to the date on which the Company shall repay the amount of such Claim plus interest thereon, if any, to CD&R.

                  5. Certain Covenants; Other Indemnities. The rights of each Indemnitee to be indemnified under any other agreement, document, certificate or instrument or applicable law, including without limitation the Investment Agreement, are independent of and in addition to any rights of such Indemnitee to be indemnified under this Agreement. The rights of each Indemnitee and the obligations of the Company here under shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnitee. The Company shall implement and maintain in full force and effect any and all corporate articles or charter and by-law provisions that may be necessary or appropriate to enable it to carry out its obligations hereunder to the fullest extent permitted by applicable corporate law, including without limitation a provision of its certificate of incorporation eliminating liability of a director for breach of fiduciary duty to the fullest extent permitted by applicable corporate law, as it may be amended from time to time.

                  6. Notices. All notices and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage prepaid and return receipt requested), facsimile, overnight courier or hand delivery, as follows:

                  If to the Company, to:

                           U.S. Office Products Company
                           1025 Thomas Jefferson Street, N.W.
                           Suite 600 East
                           Washington, D.C.  20007
                           Telephone:  (202) 339-6700
                           Facsimile:  (202) 339-6727

                           Attention:  Mark D. Director

                  with a copy to:

                           Wilmer, Cutler & Pickering

                           2445 M. Street, N.W.
                           Washington, D.C.  20037
                           Telephone:  (202) 663-6000
                           Facsimile:  (202) 663-6363

                           Attention:  George P. Stamas

                  If to CDR-PC, to:

                           CDR-PC Acquisition, L.L.C.
                           c/o Clayton, Dubilier & Rice
                           Fund V Limited Partnership
                           1403 Foulk Road, Suite 106
                           Wilmington, Delaware 19803

                           Attention:  Brian D. Finn

                  with a copy to:

                           Clayton, Dubilier & Rice, Inc.
                           375 Park Avenue, 18th Floor
                           New York, New York  10152
                           Telephone:  (212) 407-5200
                           Facsimile:  (212) 407-5252

                           Attention:  Brian D. Finn

                  if to the CD&R Fund, to:

                           Clayton, Dubilier & Rice
                             Fund V Limited Partnership
                           1403 Foulk Road, Suite 106
                           Wilmington, Delaware  19803

                           Attention:  Brian D. Finn

                  with a copy to:

                           Clayton, Dubilier & Rice, Inc.
                           375 Park Avenue, 18th Floor

                           New York, New York  10152
                           Telephone:  (212) 407-5200
                           Facsimile:   (212) 407-5252

                           Attention:  Brian D. Finn

                  if to CD&R or any other Indemnitee to:

                           Clayton, Dubilier & Rice, Inc.
                           375 Park Avenue, 18th Floor
                           New York, New York  10152
                           Telephone:  (212) 407-5200
                           Facsimile:   (212) 407-5252

                           Attention:  Brian D. Finn

or to such other address or such other person as the Company, CDR-PC, the CD&R Fund or CD&R, as the case may be, shall have designated by notice to the other parties hereto. All communications hereunder shall be effective upon receipt by the party to which they are addressed. A copy of any notice or other communication given under this Agreement shall also be given to:

                           Debevoise & Plimpton
                           875 Third Avenue
                           New York, New York  10022
                           Telephone:  (212) 909-6000
                           Facsimile:  (212) 909-6836

                           Attention:  Franci J. Blassberg

                  7. Governing Law. This Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the law of the State of New York without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction, except to the extent that the corporate law of another jurisdiction specifically and mandatorily applies, in which case such law shall apply.

                  8. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

                  9. Miscellaneous. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and permitted assigns, and each other Indemnitee, but neither this Agreement nor any right, interest or obligation hereunder shall be assigned, whether by operation of law or otherwise, by the Company, without the prior written consent of CDR-PC, the CD&R Fund and CD&R. This Agreement is not intended to confer any right or remedy hereunder upon any person other than each of the parties hereto and their respective successors and permitted assigns and each other Indemnitee. No amendment, modification, supplement or discharge of this Agreement, and no waiver hereunder shall be valid and binding unless set forth in writing and duly executed by the party or other Indemnitee against whom enforcement of the amendment, modification, supplement or discharge is sought. Neither the waiver by any of the parties hereto or any other Indemnitee of a breach of or a default under any of the provisions of this Agreement, nor the failure by any party hereto or any other Indemnitee on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, powers or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any provisions hereof, or any rights, powers or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party or other Indemnitee may otherwise have at law or in equity or otherwise. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.

                            U.S. OFFICE PRODUCTS COMPANY

                            By: /s/ Mark D. Director
                               --------------------------------------
                               Name:  Mark D. Director
                               Title: Executive Vice President--Administration,
                                      General Counsel and Secretary

                            CDR-PC ACQUISITION, L.L.C.

                            By: /s/ Brian D. Finn
                               --------------------------------------
                                Name:  Brian D. Finn
                                Title: Executive Vice President

                            CLAYTON, DUBILIER & RICE
                              FUND V LIMITED PARTNERSHIP

                            By: CD&R Associates V Limited Partnership, the General Partner

                                    By:   CD&R Investment Associates II, Inc.,
                                          its managing general partner

                                          By: /s/ Joseph L. Rice, III
                                             --------------------------------
                                              Name:  Joseph L. Rice, III
                                              Title: Chairman

                           CLAYTON, DUBILIER & RICE, INC.

                           By: /s/ Joseph L. Rice, III
                              --------------------------------
                               Name:  Joseph L, Rice, III
                               Title: Chairman